THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT

This THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT (“Amendment”) dated as of September 21, 2011, by and among AMERICAN REALTY CAPITAL V, LLC, a Delaware limited liability company (“Buyer”), and CCNV VENTURE, LP, DURANGO MEDICAL PLAZA, LP, NW HOUSTON MOB II, LP, ARC MED PARTNERS, LP, GRSA IRF II, LP, NORTH DALLAS HOSPITAL BBD PARTNERS, LP, ROME LTH PARTNERS, LP, UMC TRIANGLE MOB, LP, LA MESA MED PARTNERS, LP, NORTHWEST HOUSTON HOSPITAL RE PARTNERS, LP, CRTX HOSPITAL INVESTORS, LP, AND VILLAGE HC PARTNERS, LP, all Texas limited partnerships (collectively, “Sellers”).

WITNESSETH:

WHEREAS, Buyer and Sellers have heretofore entered into one certain Purchase and Sale Agreement (herein so called) dated July 14, 2011, as amended by that certain First Amendment to Purchase and Sale Agreement dated August 15, 2011, and that certain Second Amendment to Purchase and Sale Agreement dated September 14, 2011, to which reference is hereby made for all purposes;

WHEREAS, with respect to the Reliant Rehab (Dallas) facility which is part of the Tranche B Properties, North Dallas Hospital BBD Partners, LP has obtained the execution of that certain Amendment to Parking Easement Agreement, attached hereto as Exhibit A (the “Easement Amendment”), as a condition precedent to Buyer’s obligation to consummate the purchase of the Property where the Reliant Rehab (Dallas) facility is located (the “Reliant (Dallas) Property”);

WHEREAS, Buyer wishes to exercise its right to terminate the Purchase and Sale Agreement with respect to the Property owned by UMC Triangle MOB, LP; and

WHEREAS, in accordance with the foregoing, Buyer and Sellers desire to modify the terms of the Purchase and Sale Agreement as more particularly set forth herein.

NOW, THEREFORE, in consideration of the sum of Ten and No/100 Dollars ($10.00) in hand paid and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby agree as follows:

1.           The terms used herein with the first letter thereof capitalized which are not otherwise defined shall have the respective meanings set forth in the Purchase and Sale Agreement.

2.           Buyer hereby approves the Easement Amendment, subject to the terms below.  On or prior to the Closing Date for the Tranche B Properties and as a condition precedent to Buyer’s obligation to consummate the purchase of the Reliant (Dallas) Property, Seller hereby agrees to deposit funds in escrow in the amount of $100,000.00 to be held by the Escrow Agent to cover the potential payment referenced in the Easement Amendment.  Notwithstanding the foregoing, such funds shall be returned to Seller in the event that Seller is successful in obtaining a change to the parking requirements reflected in the zoning ordinance reflected in Special Use Permit Number 1731, dated November 10, 2008, which change shall allow for 115 or fewer parking spaces at the Reliant (Dallas) Property.  Buyer agrees to cooperate as needed with Seller’s efforts to obtain the change in the parking requirements, but shall not be required to incur any costs to do so.  In the event that Seller fails to obtain the change in the zoning ordinance within one hundred eighty (180) days after the Closing Date for the Tranche B Properties, then the funds held in escrow shall be released to Buyer without further action or approval by Seller or Buyer in connection with such release.

3.           Buyer hereby exercises it right under Section 6(a) of the Purchase and Sale Agreement to terminate the Purchase and Sale Agreement with respect to the Property owned by UMC Triangle MOB, LP (the “UMC Property”) during the Due Diligence Period, as the same has been extended pursuant to Section 2 of the First Amendment to Purchase and Sale Agreement.  Buyer and Seller hereby instruct Escrow Agent to return the Earnest Money applicable to such UMC Property to Buyer.  Seller shall not be obligated to reimburse Buyer for any out-of-pocket costs or expenses incurred hereunder as to the UMC Property.  Buyer shall deliver to UMC Triangle MOB, LP a copy of all final reports, studies or tests undertaken by Buyer with respect to the UMC Property pursuant to Section 6(m) of the Purchase and Sale Agreement.  Otherwise, neither party shall have any further obligations under the Purchase and Sale Agreement with respect to the UMC Property.

4.           Section 9(c) of the Purchase and Sale Agreement is hereby amended to change the rent commencement deadlines to July 1, 2012 as to Northwest Houston and August 1, 2012 as to La Mesa.

5.           Except as otherwise modified herein, all of the terms and conditions of the Purchase and Sale Agreement are hereby ratified and confirmed.

6.           This Amendment may be executed in counterparts, which when taken together shall be deemed one agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

BUYER:

AMERICAN REALTY CAPITAL V, LLC,
a Delaware limited liability company

By:	/s/ William M. Kahane
Name:	William M. Kahane
Title:	President

SELLERS:

CCNV VENTURE, LP,
a Texas limited partnership

By:	CCNV Managers, LLC,
a Texas limited liability company,
its general partner

	By:	/s/ Jason K. Dodd
Jason K. Dodd, Manager

DURANGO MEDICAL PLAZA, LP,
a Texas limited partnership

By:	Durango Medical GP, LLC,
a Texas limited liability company,
its General Partner

	By:	/s/ Jason K. Dodd
Jason K. Dodd, Manager

NW HOUSTON MOB II, LP,
a Texas limited partnership

By:	TOMTEX MOB, LLC
a Texas limited liability company,
its general partner

	By:	/s/ Jason K. Dodd
Jason K. Dodd, Manager

ARC MED PARTNERS, LP,
a Texas limited partnership

By:	ARC Advisors, LLC,
a Texas limited liability company,
its General Partner

	By:	/s/ Jason K. Dodd
Jason K. Dodd, Manager

GRSA IRF II, LP,
a Texas limited partnership

By:	GRSA IRF MANAGERS, LLC,
a Texas limited liability company,
its General Partner

	By:	/s/ Jason K. Dodd
Jason K. Dodd, Manager

NORTH DALLAS HOSPITAL BBD PARTNERS, LP,
a Texas limited partnership

By:	NORTH DALLAS HOSPITAL BBD
MANAGER, LLC,
a Texas limited liability company,
its sole general partner

	By:	/s/ Jason K. Dodd
Jason K. Dodd, Manager

ROME LTH PARTNERS, LP,
a Texas limited partnership

By:	Rome LTH Managers, LLC,
a Texas limited liability company,
its general partner

	By:	/s/ Jason K. Dodd
Jason K. Dodd, Manager

UMC TRIANGLE MOB, LP,
a Texas limited partnership

By:	UMC TRIANGLE MOB MANAGERS, LLC, a Texas limited liability company, its sole general partner

	By:	/s/ Jason K. Dodd
Jason K. Dodd, Manager

LA MESA MED PARTNERS, LP,
a Texas limited partnership

By:	La Mesa Med Managers, LLC,
a Texas limited liability company
its general partner

	By:	/s/ Jason K. Dodd
Jason K. Dodd, Manager

NORTHWEST HOUSTON HOSPITAL RE PARTNERS, LP, a Texas limited partnership

By:	Northwest Houston Hospital RE Manager, LLC, a Texas limited liability company its general partner

	By:	/s/ Jason K. Dodd
Jason K. Dodd, Manager

CRTX HOSPITAL INVESTORS, LP,
a Texas limited partnership

By:	CRTX MANAGERS, LLC,
a Texas limited liability company,
its general partner

	By:	/s/ Jason K. Dodd
Jason K. Dodd, Manager

VILLAGE HC PARTNERS, LP,
a Texas limited partnership

By:	Village HC Managers, LLC,
a Texas limited liability company,
its General Partner

	By:	/s/ Jason K. Dodd
Jason K. Dodd, Manager

EXHIBIT A

AMENDMENT TO PARKING EASEMENT AGREEMENT

This Amendment to Parking Easement Agreement (“Amendment”) entered into by NORTH DALLAS HOSPITAL BBD PARTNERS, LP, a Texas limited partnership (“Grantor”), and 11111 NCX CENTER, LP, a Texas limited partnership (“Grantee”).

A.           Grantor and Grantee have heretofore entered into that one certain Parking Easement Agreement (herein so called) recorded under Document Number 200900281755 in the Real Property Records of Dallas County, Texas.

B.           Grantor and Grantee desire to modify the Parking Easement Agreement as more particularly set forth.

For an in consideration of the mutual easements, covenants and agreements set forth in this Agreement, and other good and valuable consideration, the parties hereto agree as follows:

1.           The terms appearing herein with the first letter thereof capitalized which are not otherwise defined shall have the respective meanings set forth in the Parking Easement Agreement.

2.           Section 1.7 of the Parking Easement Agreement is hereby amended in its entirety as follows:

17  Easement Term. The term of this Agreement and the easements granted herein shall be perpetual, except that this Agreement and the easements granted herein shall terminate upon the occurrence of any of the following: (i) a change in any applicable zoning regulations which requires Lot I to retain the exclusive use of all of its parking spaces; (ii) the improvements on Lot 1 are redeveloped or expanded and such redevelopment or expansion results in a reduction of total parking spaces on Lot 1 by ten (10) parking spaces or more; (iii) the use of Lot 1 changes to any use other than a specialty hospital; or (iv) the receipt by the Owner of Lot 1 of any written notice from the City of Dallas alleging a violation of the Special Use Permit No. 1731, dated November 10, 2008, as reflected in Ordinance No. 27396 of the City of Dallas. This Agreement and all of Grantee’s rights, title and interests thereunder may be terminated by Grantor upon the occurrence of any of the events listed above in (i) through (iv) of this Section 1.7 (a “Termination Condition”) upon delivery of written notice of termination (the “Termination Notice”) and the sum of $100,000.00 (the “Termination Payment”) to Grantee (or to the then-current owner of Lot 2 if Grantee not the owner of Lot 2 when a Termination Condition occurs and Grantor sends a Termination Notice). The termination of this Agreement shall be effective upon the date of delivery of the Termination Notice and Termination Payment to Grantee.

3.           This Amendment may be executed in several counterparts, each of which shall be deemed an original; further, the signature of the parties to this Amendment may be executed and notarized on separate pages, and when attached to this Amendment shall constitute one complete document.

4.          It is the intention of Grantor and Grantee that (a) the Termination Payment is an integral part of the easements granted in the Parking Easement Agreement and is integrally connected with the use of land and (b) the obligation to pay the Termination Payment as a condition to the termination of such easements touches and concerns the Lots, binds Grantor and Grantee and their successors and assigns, and runs with the land. Furthermore, Grantor and Grantee acknowledge and agree that the Termination Payment is fair and equitable compensation for the termination of the easements described in the Parking Easement Agreement upon the occurrence of a Termination Condition, and is not intended to be a penalty or a private transfer fee.

5.          Except as expressly amended hereby, the terms of the Parking Easement Agreement are expressly ratified and confirmed. This Amendment shall be binding upon and inure to the benefit of the Owners of Lot 1 and Lot 2 and their respective successors and assigns.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

2

IN WITNESS WHEREOF, the undersigned has executed this Amendment to be effective as of the 8th day of September, 2011.

GRANTOR:

NORTH DALLAS HOSPITAL BBD PARTNERS, LP,
a Texas limited partnership

By:	North Dallas Hospital BBD Manager, LLC,
a Texas limited liability company,
its sole general partner

	By:	/s/ W. L. Hutchison, Jr.
W. L. Hutchison, Jr., Manager

STATE OF TEXAS	§

COUNTY OF DALLAS	§

This instrument was acknowledged before me on this 8th day of September, 2011, by W. L. Hutchison, Jr., the Manager of North Dallas BBD Manager, LLC, a Texas limited liability company, the general partner of North Dallas Hospital BBD Partners, LP, a Texas limited partnership, owner of Lot 1, on behalf of said limited partnership.

Notary Public in and for the State of Texas

3

IN WITNESS WHEREOF, the undersigned has executed this Amendment to be effective as of the 8th day of September, 2011.

GRANTEE:

11111 NCX CENTER, LP,
a Texas limited partnership

By:	11111 NCX, L.L.C.,
a Texas limited liability company,
its general partner

	By:	/s/ Pamela A. Spadaro
	Name:	Pamela A. Spadaro
	Title:	Vice President

STATE OF TEXAS	§

COUNTY OF DALLAS	§

This instrument was acknowledged before me on this 8th day of September, 2011, by Pamela A. Spadaro, the Vice President of 11111 NCX, L.L.C., a Texas limited liability company, the general partner of 11111 NCX Center, LP, a Texas limited partnership, owner of Lot 2, on behalf of said limited partnership.

Notary Public in and for the State of Texas

4